SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 5, 2004

                              Glacier Bancorp, Inc.

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

              000-18911                               81-0519541
      ------------------------             -------------------------------
      (Commission File Number)             IRS Employer Identification No.

                                 49 Commons Loop
                               Kalispell, MT 59901
               (Address of principal executive offices) (zip code)

        Registrant's telephone number, including area code: 406-756-4200

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Item 7 - Financial Statements and Exhibits

      (a)   Financial statements - not applicable.

      (b)   Pro forma financial information - not applicable.

      (c)   Exhibits:

            99.1 Press Release dated February 5, 2004 announcing fourth quarter financial results for 2003.

Item 9. Regulation FD Disclosure

The information contained in this Item 9 of this Current Report on Form 8-K is also being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release NO. 33-8216.

On February 5, 2004, we issued a press release announcing our fourth quarter financial results for 2003. A copy of the press release is attached as Exhibit
99.1 and is incorporated herein in its entirety by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: February 5, 2004

                                   GLACIER BANCORP, INC.

                                           /s/ Michael J. Blodnick
                                           -------------------------------------
                                           Michael J. Blodnick
                                           President and Chief Executive Officer


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